Exhibit 10.1
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***]
AMENDMENT NUMBER 21
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION

This Amendment Number 21 (“Amendment”) is entered into effective as of June 1st, 2023 (“Amendment Effective Date”) by and between Insulet Corporation (“Insulet”) and Amgen Inc. (“Amgen”).
RECITALS
A.    Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (“Original Agreement”).
B.    Amgen and Insulet desire, and are willing, to amend the Original Agreement to amend and provide additional terms for, among other things, the extension of the terms in the Original Agreement, all as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Original Agreement as modified herein as follows:

1.DEFINITIONS
1.1     Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Original Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Original Agreement, the definitions set forth in this Amendment shall control.

2.AMENDMENTS TO ORIGINAL THE AGREEMENT
The following amendments shall be deemed effective as of the Amendment Effective Date unless otherwise expressly stipulated herein.
2.1Agreement Section 2.1.1(i). Effective as of the [***] Manufacturing Start Date (as defined below), Section 2.1.1 of the Original Agreement is hereby deleted and replaced with the following:
“[***] Corporation (the “Key Subcontractor”) is instrumental to the manufacturing of Customized Insulet Devices. Insulet represents and warrants that the Key Subcontractor has the right (and such right is not and shall not be limited or interfered with by Insulet during the Term) to manufacture the Customized Insulet Device and purchase from other subcontractors goods and services that are necessary or required for the manufacture of the Customized Insulet Device.”

2.2Agreement Section 2.1.1(ii). Effective as of the [***] Manufacturing Start Date, [***]

2.3Agreement Section 2.3. Effective as of the [***] Manufacturing Start Date, Section 2.3 of the Original Agreement is hereby amended by inserting the following text immediately following the last sentence of Section 2.3:
“Amgen shall have the right to have, and Insulet shall permit, one Amgen employee be present and be permitted to perform those responsibilities set forth in the Quality Agreement, at the [***] facility located at [***] Facility[***]

2.4The Original Agreement is hereby amended by deleting in its entirety Section 2.13 “Safety Agreement,” and the corresponding Exhibit 2.13, so that the Safety Agreement is of no further force and effect.

2.5The following Section 2.7(f) is hereby added to the Agreement:
[***]

Confidential General Business

2.6Original Agreement Section 2.11(b). Section 2.11(b) of the Original Agreement is hereby amended by deleting all references to the Billerica Facility, or “Insulet’s Facility located in Billerica, Massachusetts”, and replacing it with “Insulet Distribution Center”. The term “Insulet Distribution Center” shall mean the Insulet distribution and warehouse facility located at 50 Nagog Park, Acton, MA 01720.

2.7“2.17.1. New Manufacturing Sites; Replacement of Key Subcontractor. The following Section 2.17.1 is hereby added to the Agreement:
2.17.1.1. Qualification of New Manufacturing Sites. [***] The Insulet Facility and [***] Facility may hereinafter be referred to individually as a “Manufacturing Site” and collectively as the “Manufacturing Sites”. [***].
2.17.1.2. [***] Manufacturing Start Date. The Parties agree [***].
2.17.1.3. Equipment and Skilled Labor. Insulet shall be responsible for ensuring that it has and maintains the necessary equipment and skilled labor to assemble the Customized Insulet Devices to at least the same level of quality and capacity among the Manufacturing [***]. Insulet shall ensure that the Manufacturing Sites shall meet all applicable legal and regulatory requirements.
2.17.1.4. Improvements; Impact on Forecast. [***].
2.17.1.5. Leadtime Obligations. Insulet remains obligated to meet the contracted lead time for the Customized Insulet Devices and, without limiting any other rights or remedies available to Amgen hereunder, Insulet shall, at its sole cost and expense, promptly take any actions necessary to ensure the [***] is met and Amgen will ensure [***].”

2.8Original Agreement Section 3.1.1. Section 3.1.1 of the Original Agreement is hereby amended and replaced in its entirety with the following text: “[***].”

2.9Original Agreement Section 3.1.1. Section 3.1.1. of the Original Agreement is hereby deleted in its entirety and replaced with the following:
“Minimum Purchase Commitment – Commercial Year; Term. [***].

2.10Original Agreement Section 3.8. Section 3.8 of the Original Agreement is hereby amended by replacing [***] with respect to payment terms.

2.11Original Agreement Section 9.1. Section 9.1 of the Original Agreement is hereby amended and replaced in its entirety with the following text:
    “Term. This Agreement shall become effective on the date first written above and unless terminated earlier in accordance with the terms of this Agreement, shall remain in full force and effect until December 31, 2028 (the “Initial Period”). Prior to January 1, 2027, and each Commercial Year thereafter, the Parties shall negotiate in good faith an extension of the term for an additional three year period (each a “Renewal Period”, and together with the Initial Period, the “Term”); [***].”

2.12Original Agreement Section 9.2. Section 9.2 of the Original Agreement is hereby amended by inserting the following text after the last sentence:
“[***].”

2.13The Agreement is hereby amended by adding the following Section 11.4:
“Patent Assignment and License Agreement. Notwithstanding the foregoing, the Parties hereby agree that the Patent Assignment and License Agreement attached hereto as Exhibit 11.4 (the “IP Agreement”), shall control with respect to the Parties’ respective intellectual property rights in the event of any inconsistency between the IP Agreement and the terms of this Agreement or any other agreement between the Parties (including, without limitation, the Development Agreement).”
The Parties acknowledge and agree that full execution of the IP Agreement shall occur concurrently with the execution of this Amendment and, as more particularly set forth in the IP Agreement, no expiration or termination of the Agreement shall modify or amend the Parties’ respective rights under the IP Agreement.

Confidential General Business

2.14Exhibit 2.16 and 2.17a. Exhibit 2.16 and 2.17a are hereby amended and replaced in its entirety with the following text:
“[***].”
Exhibit 2.16
[***]
Exhibit 2.17a
[***]

2.15Agreement Section 12.4. Section 12.4 of the Original Agreement is hereby amended by inserting the following text immediately following the last sentence of Section 12.4:
“This Agreement shall be binding on the Parties and their respective successors and permitted assigns.”

2.16Miscellaneous.
2.16.1. [***].
2.16.2. Amgen/Insulet/[***]Materials Supplier Agreement. Effective as of the [***] Manufacturing Start Date, all references to the Insulet/Flex Materials Supplier Agreement in the Original Agreement are hereby deleted and replaced with “Amgen/Insulet/[***] Materials Supplier Agreement” (as defined in the Business Continuity and License Agreement between [***], Amgen, and Insulet dated November 18, 2021).

3.CONCLUSION
Except as amended and supplemented hereby, all of the terms and conditions of the Original Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment as of the Amendment Effective Date set forth above.

Insulet Corporation		Amgen Inc.
By:	/s/ Prem Singh	By:	/s/ Michelle Younghouse
Name:	Prem Singh	Name:	Michelle Younghouse
Title:	Sr. Vice President, Global Operations	Title:	VP & Chief Procurement Officer
Date:	6/1/2023	Date:	6/1/2023

Confidential General Business